UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number  811-04049

DWS Income Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY  10154
(Address of principal executive offices)             (Zip code)

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and address of agent for service)

Registrant's telephone number, including area code:  (201) 593-6408

Date of fiscal year end:  9/30

Date of reporting period: 12/31/10

ITEM 1.	SCHEDULE OF INVESTMENTS

Consolidated Investment Portfolio	as of December 31, 2010 (Unaudited)

DWS Global Inflation Plus Fund
	Principal Amount ($)	Value ($)
Corporate Bond 2.1%
Financials
Pacific Life Global Funding, 144A, 3.292% *, 6/2/2018 (Cost $5,000,000)	5,000,000	4,831,000
Mortgage-Backed Securities Pass-Throughs 0.3%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017	269,908	276,827
Federal National Mortgage Association, 9.0%, 3/1/2020	380,797	415,264

Total Mortgage-Backed Securities Pass-Throughs (Cost $672,532)		692,091
Asset-Backed 0.9%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.36% *, 5/16/2016	1,000,000	1,012,393
Discover Card Master Trust, "A2", Series 2007-A2, 0.642% *, 6/15/2015	1,000,000	998,502

Total Asset-Backed (Cost $2,005,273)		2,010,895
Collateralized Mortgage Obligations 1.3%
Federal National Mortgage Association, "FT", Series 2003-102, 0.661% *, 10/25/2033	1,378,422	1,379,920
Residential Asset Securitization Trust, "1A2", Series 2003-A15, 0.711% *, 2/25/2034	1,848,151	1,718,392

Total Collateralized Mortgage Obligations (Cost $3,087,841)		3,098,312
Government & Agency Obligations 89.7%
Other Government Related (a) 0.6%
International Bank for Reconstruction & Development, 5.05% *, 1/14/2025	1,500,000	1,484,250
US Government Sponsored Agency 3.0%
Federal National Mortgage Association, 1.394% *, 8/8/2011	7,000,000	6,992,300
US Treasury Obligations 86.1%
US Treasury Bills:
0.149% **, 3/10/2011 (b)	1,000,000	999,722
0.176% **, 4/7/2011 (b)	2,000,000	1,999,060
0.191% **, 7/28/2011 (b)	1,500,000	1,498,345
0.212% **, 4/7/2011 (b)	500,000	499,717
0.244% **, 6/30/2011	100,000	99,908
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028 (c)	12,527,280	12,752,383
2.125%, 2/15/2040	7,083,020	7,496,937
2.375%, 1/15/2025 (c)	13,922,880	15,493,548
2.5%, 1/15/2029	8,149,120	9,246,709
3.625%, 4/15/2028	15,550,070	20,072,948
US Treasury Inflation-Indexed Notes:
0.5%, 4/15/2015	10,091,800	10,315,717
0.625%, 4/15/2013 (c)	9,312,390	9,593,941
1.25%, 4/15/2014	10,850,700	11,411,041
1.375%, 7/15/2018	10,142,000	10,687,923
1.375%, 1/15/2020	16,889,712	17,552,110
1.625%, 1/15/2018 (c)	16,285,464	17,426,717
1.875%, 7/15/2015	14,616,940	15,834,253
2.0%, 4/15/2012 (c)	5,927,735	6,143,078
2.0%, 1/15/2016	14,324,700	15,598,252
US Treasury Notes:
1.25%, 8/31/2015	5,000,000	4,862,890
1.75%, 7/31/2015	5,000,000	4,984,000
3.625%, 2/15/2020	8,000,000	8,302,496

		202,871,695

Total Government & Agency Obligations (Cost $205,345,855)		211,348,245
Common Stocks 0.2%
Financials
American Capital Agency Corp., (REIT) (Cost $528,191)	18,000	517,320

	Shares	Value ($)
Securities Lending Collateral 19.3%
Daily Assets Fund Institutional, 0.27% (d) (e) (Cost $45,503,564)	45,503,564	45,503,564
Cash Equivalents 3.2%
Central Cash Management Fund, 0.19% (d) (Cost $7,631,577)	7,631,577	7,631,577

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $269,774,833) †	117.0	275,633,004
Other Assets and Liabilities, Net	(17.0)	(39,958,110)

Net Assets	100.0	235,674,894

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*
These securities are shown at their current rate as of December 31, 2010.  Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**	Annualized yield at time of purchase; not a coupon rate.
†
The cost for federal income tax purposes was $270,758,976.  At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $4,874,028.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,448,325 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,574,297.

(a)	Government-backed debt issued by financial companies or government sponsored enterprises.
(b)	At December 31, 2010, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.
(c)	All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2010 amounted to $44,351,129 which is 18.8% of net assets.
(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets.  Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)

10 Year Australian Treasury Bond	AUD	3/15/2011	100	10,565,720	78,846
10 Year US Treasury Note	USD	3/22/2011	147	17,704,313	(458,095)
2 Year US Treasury Note	USD	3/31/2011	302	66,109,688	21,005
Federal Republic of Germany Euro-Schatz	EUR	3/8/2011	68	9,905,109	(11,029)
United Kingdom Long Gilt Bond	GBP	3/29/2011	25	4,657,419	(22,217)
Total net unrealized depreciation					(391,490)

At December 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)

10 Year Canadian Government Bond	CAD	3/22/2011	67	8,258,594	(39,480)
10 Year Japanese Government Bond	JPY	3/10/2011	11	19,050,499	(84,237)
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	143	23,945,599	155,550
Total net unrealized appreciation					31,833

At December 31, 2010, open commodity-linked swap contracts were as follows:

Expiration Date	Notional Amount ($)	Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (f)

Long Positions

01/25/2011	12,039,0001	0.15%	Barclays Commodity Currency Index	322,585
01/25/2011	10,577,9001	0.15%	Barclays Commodity Strategy 1494 Index	300,077
01/25/2011	4,599,0002	0.12%	Dow Jones-UBS Commodity Index	204,671
01/25/2011	966,0003	0.15%	Dow Jones-UBS Commodity Index	42,976
01/25/2011	3,679,6004	0.09%	Dow Jones-UBS Commodity Index	163,809
01/25/2011	4,599,5004	0.50%	Goldman Dow Jones-UBS Commodity Excess Return E95 Strategy	198,416
01/25/2011	5,519,6005	0.10%	Merrill Lynch Dow Jones – UBS Pre-Roll	245,695
01/25/2011	6,899,5005	0.14%	Merrill Lynch Dow Jones – UBS Pre-Roll	306,983
01/25/2011	4,365,9006	0.03%	UBS Basket	(200,729)

Short Positions

01/25/2011	276,0003	0.10%	Dow Jones-UBS Commodity Index 3 Month Forward	(12,700)
01/25/2011	3,679,6004	0.01%	Dow Jones-UBS Commodity Index 3 Month Forward	(169,140)
01/25/2011	5,519,6005	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	(253,693)
Total net unrealized appreciation				1,148,950

(f)	There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At December 31, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation($)

6/9/2010 6/1/2012	6,800,0002	0.45%	Citi Global Interest Rate Strategy Index	11,036	4,533	6,503

Counterparties:
1	Barclays Bank PLC
2	Citigroup, Inc.
3	Morgan Stanley
4	The Goldman Sachs & Co.
5	Merrill Lynch & Co., Inc.
6	UBS AG

At December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty

USD	10,465,572	AUD	10,601,000	1/25/2011	340,270	UBS AG
USD	5,674,287	CAD	5,715,000	1/25/2011	70,683	Bank of New York Mellon Corp.
USD	1,579,276	JPY	132,472,000	1/25/2011	52,836	Royal Bank of Scotland PLC
USD	4,343,346	NOK	25,753,000	1/25/2011	64,590	Bank of New York Mellon Corp.
USD	4,498,710	SEK	30,672,000	1/25/2011	57,869	HSBC Bank USA
GBP	3,144,000	USD	4,912,296	1/25/2011	11,483	Royal Bank of Scotland PLC
Total unrealized appreciation					597,731

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty

CHF	7,738,000	USD	8,058,360	1/25/2011	(220,232)	HSBC Bank USA
EUR	510,000	USD	680,180	1/25/2011	(1,303)	Royal Bank of Scotland PLC
NZD	9,280,000	USD	6,903,114	1/25/2011	(312,464)	UBS AG
Total unrealized depreciation					(533,999)

Currency Abbreviations

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD	United States Dollar

Investment in Subsidiary

The Fund may seek exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments such as swaps and futures contracts. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. As of December 31, 2010, the Fund held $6,952,440 in the Subsidiary, representing 3.0% of the Fund's net assets. The Fund’s Investment Portfolio has been consolidated and includes the accounts of the Fund and the Subsidiary.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments.

	Level 1	Level 2	Level 3	Total
Assets
Fixed Income Investments(g)
Corporate Bond	$—	$4,831,000	$—	$4,831,000
Mortgage-Backed Securities Pass-Throughs	—	692,091	—	692,091
Asset-Backed	—	2,010,895	—	2,010,895
Collateralized Mortgage Obligation	—	3,098,312	—	3,098,312
Government & Agency Obligations	—	204,767,243	1,484,250	206,251,493
Common Stocks	517,320	—	—	517,320
Short-Term Investments(g)	53,135,141	5,096,752	—	58,231,893
Derivatives(h)	—	2,389,446	—	2,389,446
Total	$53,652,461	$222,885,739	$1,484,250	$278,022,450

Liabilities
Derivatives(h)	$(359,657)	$(1,170,261)	$—	$(1,529,918)
Total	$(359,657)	$(1,170,261)	$—	$(1,529,918)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended December 31, 2010.
(g)	See Consolidated Investment Portfolio for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Government & Agency Obligations
Balance as of September 30, 2010	$1,500,000
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(16,163)
Amortization premium/discount	413
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2010	$1,484,250
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2010	$(16,163)

Transfers between price levels are recognized at the beginning of the reporting period.

Derivatives

The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of December 31, 2010 categorized by the primary underlying risk exposure.

Primary Underlying Risk Disclosure	Futures	Swaps	Forward Currency Contracts
Commodity Contracts	$—	$1,148,950	$—
Foreign Exchange Contracts	$—	$—	$63,732
Interest Rate Contracts	$(359,657)	$6,503	$—

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Plus Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 15. 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 15. 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 15. 2011